SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

      Filed by registrant  [X]
      Filed by a party other than the registrant[ ]
      Check the appropriate box:
       [ ]  Preliminary proxy statement
       [X]  Definitive proxy statement
       [ ]  Definitive additional  materials
       [ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                     The Central European Equity Fund, Inc.
                (Name of Registrant as Specified in Its Charter)
                     The Central European Equity Fund, Inc.
                   (Name of Person(s) Filing Proxy Statement)

   Payment of filing fee (Check the appropriate box):
   [x]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
   [ ]  $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         (4) Proposed maximum aggregate value of transaction:

       [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:

         (2) Form, schedule or registration statement no.:

         (3) Filing party:

         (4) Date filed:

                     THE CENTRAL EUROPEAN EQUITY FUND, INC.
                               31 West 52nd Street
                            New York, New York 10019

                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  June 20, 1996

                              --------------------

To our Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders of The Central European Equity Fund, Inc. (the "Fund") will be held at 2:00 P.M., New York time, on June 20, 1996 at the offices of Deutsche Bank, 31 West 52nd Street, 5th Floor, New York, New York for the following purposes:

       1.  To elect three Directors.

       2. To ratify the selection by the Board of Directors of Price Waterhouse LLP as independent accountants for the fiscal year ending October 31, 1996.

       3. To consider and act upon any other business as may come before the meeting or any adjournment thereof.

     Only holders of record of Common Stock at the close of business on May 6, 1996 are entitled to notice of and to vote at this meeting or any adjournment thereof.

                                                         Robert R. Gambee
                                                         Secretary

Dated: May 10, 1996

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY AND PROMPTLY RETURN IT TO THE FUND. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                     THE CENTRAL EUROPEAN EQUITY FUND, INC.
                               31 West 52nd Street
                            New York, New York 10019


                         Annual Meeting of Stockholders
                                  June 20, 1996

                                -----------------
                                 PROXY STATEMENT
                                -----------------

     This proxy statement is furnished by the Board of Directors of The Central European Equity Fund, Inc. (the "Fund") in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held at 2:00 P.M., New York time, on June 20, 1996 at the offices of Deutsche Bank, 31 West 52nd Street, 5th Floor, New York, New York, and any adjournments thereof. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders.

     If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted FOR the election of Directors and FOR the ratification of the selection of independent accountants. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or a subsequently executed proxy, or by attendance at the Meeting and voting in person.

     The close of business on May 6, 1996 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 12,053,786 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote on each matter that comes before the Meeting. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to stockholders on or about May 10, 1996.

     The election of Directors (Proposal 1) requires the affirmative vote of the holders of a plurality of the shares represented at the Meeting. The ratification of the selection of Price Waterhouse LLP as independent accountants for the Fund (Proposal 2) requires the affirmative vote of the holders of a majority of the shares represented at the Meeting. The Fund intends to treat properly executed proxies that are marked "abstain" and broker non-votes (defined below) as present for the purposes of determining whether a quorum has been achieved at the Meeting. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, it represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power). The Fund does not anticipate receiving any broker non-votes at the Meeting in light of the nature of the matters to be acted upon at the Meeting.

     The date of this Proxy Statement is May 10, 1996.

                                  INTRODUCTION

     The Board of Directors of the Fund has nominated three directors for election at the Meeting (Proposal 1) and approved the selection of Price Waterhouse LLP as independent accountants for the Fund for the fiscal year ending October 31, 1996, for ratification by the stockholders at the Meeting (Proposal 2). The effectiveness of each of Proposals 1 and 2 requires the affirmative vote of the holders of a majority of the shares present at the Meeting.

                        PROPOSAL 1: ELECTION OF DIRECTORS

     The Fund's By-Laws provide that the Board of Directors be divided into three classes of Directors serving staggered three-year terms. The term of office for Directors in Class II expires at the 1996 annual meeting, Class III at the next succeeding annual meeting and Class I at the following succeeding annual meeting. Three Class II nominees are proposed in this Proxy Statement for election.

     Should any vacancy occur on the Board of Directors, the remaining Directors, though less than a quorum, would be able to fill such vacancy for the unexpired term by the vote of a majority of their number, as at present. Any Director elected by the Board to fill a vacancy would hold office for the unexpired portion of the term of the Director whose place has been filled. A Director elected by the Board to fill a newly created directorship resulting from an increase in the number of Directors will hold office until the next election of the class for which that Director was chosen. If the size of the Board is increased, the additional Directors will be apportioned among the three classes to make all classes as nearly equal as possible.

     Unless authority is withheld, it is the intention of the persons named in the form of proxy to vote each proxy for the election of the nominees listed below. Each nominee has indicated he will serve if elected, but if any nominee should be unable to serve, proxies will be voted for any other person determined by the persons named in the form of proxy in accordance with their judgment. Each of the nominees is currently a member of the Board of Directors. The manager of the Fund is Deutsche Morgan Grenfell/C.J. Lawrence Inc. ("DMG" or the "Manager") and the investment adviser is Deutsche Asset Management GmbH ("DBAM" or the "Investment Adviser").

Information Regarding Directors and Officers

     The following table shows certain information about the Directors, including beneficial ownership of Common Stock of the Fund. Each has served as a Director of the Fund since the Fund's inception in 1990, except for Prof. Dr. Kohler and Mr. Macmillan-Scott, who were elected to the Board on May 10, 1991 and December 16, 1994, respectively.

     The following Directors have been nominated for election at the 1996 Annual Meeting.


                                                                                                            Shares of Common Stock
                                                                                                              Beneficially Owned,
                                                                                                            Directly or Indirectly,
     Name                 Age     Position with Fund        Principal Occupations During Past Five Years      at May 6, 1996 (1)
     ----                 ---     ------------------        --------------------------------------------      ------------------
John A. Bult(2)(3)        59          Director                  Chairman of PaineWebber International,              2,180
  Class II                                                         Director of PaineWebber Group, Inc.
                                                                   Director of The Brazilian Equity
                                                                   Fund, Inc., The France Growth Fund, Inc.
                                                                   and The Greater China Fund, Inc.

Dr. Juergen F.            57          Director                  Chairman of the Board of Executive                   --
Strube                                                             Directors of BASF AG. Chairman and
   Class II                                                        President of BASF Corporation
                                                                   (1985-1988).

Robert H.                 56          Director                  President of Robert H. Wadsworth                     317
Wadsworth(2)                                                       & Associates, Inc. Director of The
   Class II                                                        CountryBaskets Index Fund, Inc.


     The following are Directors whose terms continue:

Dr. Rolf-Ernst            58         Chairman,                  Member of the Board of Managing Directors            --
Breuer(2)(3)(4)                       President and                of Deutsche Bank AG. Member of the Board
   Class I                            Director                     of Managing Directors of Deutsche Bank North
                                                                   America Holding Corp. Deputy Chairman of the
                                                                   Supervisory Board of Durr Beteiligungs AG. Deputy
                                                                   Chairman of the Supervisory Board of Klockner
                                                                   Werke AG. Member of the Supervisory Board of
                                                                   Preussag AG. Chairman of the Board of Directors of
                                                                   Euroclear Clearance System Societe Cooperative.
                                                                   Chairman of the Supervisory Board of Deutsche
                                                                   Borse AG. Chairman of the Supervisory Board of DLW
                                                                   AG. Member of the Supervisory Board of Salamander
                                                                   AG. Member of the Supervisory Board of Dyckerhoff
                                                                   AG. Member of the Supervisory Board of Compagnie
                                                                   de Saint-Gobain S.A.


                                                                                                            Shares of Common Stock
                                                                                                              Beneficially Owned,
                                                                                                            Directly or Indirectly,
     Name                 Age     Position with Fund        Principal Occupations During Past Five Years      at May 6, 1996 (1)
     ----                 ---     ------------------        --------------------------------------------      ------------------
Detlef                    53       Director                 Partner of Sal. Oppenheim Jr. & Cie KGaA.                 --
Bierbaum(3)                                                   Member of the Supervisory Boards of Nanz
  Class I                                                     Stiftung, ESCADA Aktiengesellschaft,
                                                              Klockner-Humboldt-Deutz AG, Scor
                                                              Deutschland Ruckversicherungs-
                                                              Actiengesellschaft, Tertia Handels-
                                                              beteiligungsgesellschaft mbH
                                                              and Douglas AG.

James Macmillan-          44       Director                 Managing Director of DMG (since                           200
Scott(2)(3)(4)                                                1992). Chief Executive Officer of
   Class I                                                    The Germany Fund, Inc.,
                                                              The New Germany Fund, Inc. and
                                                              The Central European Equity Fund, Inc.
                                                              (1992-1994). Director of European
                                                              Equity of Merrill Lynch, Pierce, Fenner
                                                              & Smith Incorporated (1989-1992).

Edward C. Schmults        65       Director                 Member of the Board of Directors of GP                    502
  Class I                                                     Financial Corp. Member of the Board of
                                                              Trustees of The Edna McConnell Clark
                                                              Foundation. Senior Vice President-
                                                              External Affairs and General Counsel
                                                              of GTE Corporation (1984-1994).
                                                              Deputy Attorney General of the U.S.,
                                                              Department of Justice (1981-1984).
                                                              Partner, White & Case (1965-1973 and
                                                              1977-1981).


                                                                                                            Shares of Common Stock
                                                                                                              Beneficially Owned,
                                                                                                            Directly or Indirectly,
     Name                 Age     Position with Fund        Principal Occupations During Past Five Years      at May 6, 1996 (1)
     ----                 ---     ------------------        --------------------------------------------      ------------------
Prof. Dr. Claus           68       Director                  Member of the Administrative Board of                    --
Kohler                                                          Bundesanstalt fur Vereinigungsbedingte
  Class III                                                     Sonderaufgaben  (since 1995). Member
                                                                of the Administrative Board of
                                                                Treuhandanstalt (1990-1994). Member
                                                                of the Board of Governors and of the
                                                                Central Bank Council of Deutsche
                                                                Bundesbank (until 1990).
                                                                Member of the Advisory Board of
                                                                Westfalische Hypothekenbank AG.
                                                                Member of the Advisory Panel to the
                                                                Board of Governors of the Central
                                                                Bank of Oman. Member of the Board
                                                                (Kuratorium) of the Institute of
                                                                Empirical Economic Research. Professor
                                                                of Economics, University of Hannover.
                                                                Professor of Economics, University of
                                                                Frankfurt a.M.

Christian H.              52       Director                  Managing Director of DWS-Deutsche                         --
Strenger(2)(3)(4)                                               Gesellschaft fur Wertpapiersparen mbH
   Class III                                                    (since 1991). Managing Director of
                                                                Deutsche Bank Securities Corporation,
                                                                predecessor of DMG (1986-1991).

Werner Walbrol            57       Director                  President and Chief Executive Officer                       200
  Class III                                                     of the German American Chamber
                                                                of Commerce, Inc. Member of the
                                                                United States German Youth Exchange
                                                                Council. Director of TUV Rheinland of
                                                                North America, Inc. President and
                                                                Director of German American
                                                                Partnership Program.


                                                                                                            Shares of Common Stock
                                                                                                              Beneficially Owned,
                                                                                                            Directly or Indirectly,
     Name                 Age     Position with Fund        Principal Occupations During Past Five Years      at May 6, 1996 (1)
     ----                 ---     ------------------        --------------------------------------------      ------------------

Otto Wolff von            77       Director                  Chairman of the Board of Otto                            --
Amerongen                                                       Wolff Industrieberatung &
   Class III                                                    Beteiligungen GmbH (industrial
                                                                consulting). Chairman of the
                                                                German East-West Trade Committee.
                                                                Honorary Chairman of the Association
                                                                of German Chambers of Industry and
                                                                Commerce. Chairman of the Board
                                                                of Management of the
                                                                Otto Wolff von Amerongen Foundation.
                                                                Member of the Atlantic Advisory
                                                                Council of United Technologies Corp.
                                                                (until 1992). Chairman of the Supervisory
                                                                Board of DWA, Deutsche Waggonbau AG.
                                                                Member of the Advisory Council of
                                                                AllianzVersicherungs-AG (until February
                                                                1994). Member of the Advisory Council
                                                                of Creditanstalt-Bankverein. President
                                                                of the German Society for East European
                                                                Studies. Member of the Board of
                                                                Directors of the German Society for
                                                                Foreign Affairs.

- ------------

(1) As of May 6, 1996, all Directors and officers as a group owned less than 1% of the outstanding Common Stock of the Fund.

(2) Indicates that Messrs. Bult, Macmillan-Scott, Strenger and Wadsworth and Dr. Breuer each also serves as a Director of The New Germany Fund, Inc., one of the two other closed-end registered investment companies for which DMG acts as manager.

(3) Indicates "interested" Director, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Bierbaum is an "interested" Director because of his affiliation with Sal. Oppenheim Jr. & Cie KGaA, which is the parent company of a registered broker-dealer; Dr. Breuer is an "interested" Director because of his affiliation with DBAM, with Deutsche Bank North America Holding Corp. and with Deutsche Bank AG ("Deutsche Bank"), of which DMG is an indirect, wholly-owned subsidiary; Mr. Bult is an "interested" Director because of his affiliation with PaineWebber Incorporated, a registered broker-dealer; Mr. Macmillan-Scott is an "interested" Director because of his affiliation with DMG; and Mr. Strenger is an "interested" Director because of his affiliation with DWS-Deutsche Gesellschaft fur Wertpapiersparen ("DWS"), a majority-owned subsidiary of Deutsche Bank.

(4) Indicates that Messrs. Macmillan-Scott and Strenger and Dr. Breuer each own shares of Deutsche Bank, of which DBAM and DMG are wholly-owned subsidiaries. As of May 6, 1996, each such Director owned less than 1% of the outstanding shares of Deutsche Bank.

     Each Director also serves as a Director of The Germany Fund, Inc., one of the two other closed-end registered investment companies for which DMG acts as manager.

     The Board of Directors presently has an Audit Committee composed of Messrs. Schmults, Wadsworth and Walbrol. The Audit Committee makes recommendations to the full Board with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The Audit Committee met twice during the fiscal year ended October 31, 1995. In addition, the Board has an Advisory Committee composed of Messrs. Schmults, Wadsworth and Walbrol. The Advisory Committee makes recommendations to the full Board with respect to the Management Agreement between the Fund and DMG (formerly known as Deutsche Bank Securities Corporation) and the Investment Advisory Agreement between the Fund and DBAM. The Advisory Committee met once during the past fiscal year. During the current fiscal year, the Board of Directors established a Nominating Committee composed of Dr. Breuer and Messrs. Wadsworth and Walbrol. The Nominating Committee makes recommendations to the full Board with respect to the selection of candidates to fill vacancies on the Board of Directors intended to be filled by persons not affiliated with DMG or DBAM. The Nominating Committee will consider suggestions from stockholders submitted in writing to the Secretary of the Fund.

     During the past fiscal year, the Board of Directors had four regular meetings and one special meeting, and each incumbent Director, with the exception of Mr. Bierbaum, Dr. Strube and Mr. Wolff von Amerongen, attended at least 75% of the aggregate number of meetings of the Board and meetings of Board Committees on which that Director served. Each incumbent Director, with the exception of Mr. Bierbaum, attended at least 75% of the number of regular meetings of the Board.

     The Fund pays each of its Directors who is not an interested person of the Fund, the Investment Adviser or the Manager an annual fee of $7,500 plus $750 for each meeting attended. Each such Director who is also a Director of The Germany Fund, Inc. or The New Germany Fund, Inc. also receives the same annual and per-meeting fees for services as a Director of each such fund. Each of the Fund, The Germany Fund, Inc. and The New Germany Fund, Inc. reimburses the Directors for certain out-of-pocket expenses, such as travel expenses in connection with Board meetings. The following table sets forth the aggregate compensation from the Fund for the fiscal year ended October 31, 1995, and from the Fund and such other two funds for the year ended December 31, 1995, for each Director who is not an employee of Deutsche Bank, DWS, DMG or DBAM, and for all such Directors as a group:

                                                   Total Compensation From the
                         Aggregate Compensation    Fund, The Germany Fund, Inc.
 Name of Director             From Fund            and The New Germany Fund,Inc.
 ---------------         --------------------   --------------------------------
Otto Wolff von Amerongen      $  9,750                     $ 19,500
Edward C. Schmults             $12,750                     $ 23,250
Werner Walbrol                 $14,250                     $ 27,750
Robert H. Wadsworth            $15,000                     $ 42,000
Dr. Juergen F. Strube          $ 9,750                     $ 19,500
Prof. Dr. Claus Kohler         $11,250                     $ 21,750
                               -------                     --------
                   Total       $72,750                     $153,750
                               =======                     ========


     No compensation is paid by the Fund to Directors or officers who are employees of Deutsche Bank, DWS, DMG or DBAM.

     The officers of the Fund other than as shown above are:

          Name               Age    Position with Fund          Principal Occupations During Past Five Years
          ----               ---    ------------------          --------------------------------------------

G. Richard Stamberger        49    Chief Executive Officer       Managing Director of DMG (since 1993).
                                     and Executive                 President, Deutsche Asset Management
                                     Vice President                North America Inc. (since 1995).
                                                                   Managing Director of C.J. Lawrence, Inc.
                                                                   (1990-1993). Managing Director of Pru-
                                                                   dential Equity Management Associates at
                                                                   the Prudential Insurance Co. of America
                                                                   (1984-1989).

Robert R. Gambee             53    Vice President, Secretary     Director of DMG (since 1992). First Vice
                                      and Treasurer                President of DMG (1987-1991).

Joseph Cheung                37    Assistant Secretary and       Vice President (since 1996),  Assistant Vice
                                      Assistant Treasurer          President (1994-1996) and Associate
                                                                   (1991-1994) of DMG. Vice President
                                                                   and Treasurer of the CountryBaskets
                                                                   Index Fund, Inc. (since 1996).


    The officers of the Fund are elected annually by the Board of Directors at their meeting following the Annual Meeting of Stockholders.

             The Board unanimously recommends a vote FOR Proposal 1.
                                                     ---
     Required Vote. The affirmative vote of the holders of a plurality of the shares represented at the Meeting is required for the election of each Director.

                PROPOSAL 2: SELECTION OF INDEPENDENT ACCOUNTANTS

     A majority of members of the Board of Directors, including a majority of the members of the Board of Directors who are not "interested" Directors (as defined in the 1940 Act) of the Fund, have selected Price Waterhouse LLP as independent accountants for the Fund for the fiscal year ending October 31, 1996. The ratification of the selection of independent accountants is to be voted upon at the Meeting and it is intended that the persons named in the accompanying Proxy will vote for Price Waterhouse LLP. A representative of Price Waterhouse LLP will be present at the Meeting and will have the opportunity to make a statement and is expected to be available to answer appropriate questions concerning the Fund's financial statements.

             The Board unanimously recommends a vote FOR Proposal 2.
                                                     ---
     Required Vote. The affirmative vote of the holders of a majority of the shares represented at the Meeting is required for the ratification of the selection by the Board of Directors of Price Waterhouse LLP as independent accountants for the fiscal year ending October 31, 1996.

                    ADDRESS OF INVESTMENT ADVISER AND MANAGER

     The principal office of the Investment Adviser is located at Bockenheimer Landstrasse 42, 60323 Frankfurt am Main, Federal Republic of Germany. The corporate office of the Manager is located at 31 West 52nd Street, New York, New York 10019.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     As of May 6, 1996, no person, to the knowledge of management, owned of record or beneficially more than 5% of the outstanding Common Stock of the Fund.

                                  OTHER MATTERS

     No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Fund.

                              STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the Fund's Annual Meeting of Stockholders in 1997 must be received by the Fund on or before January 10, 1997, in order to be included in the Fund's proxy statement and form of proxy relating to that meeting.

                         EXPENSES OF PROXY SOLICITATION

     The cost of preparing, assembling and mailing material in connection with this solicitation will be borne by the Fund. In addition to the use of mails, proxies may be solicited personally by regular employees of the Fund or the
Manager or by telephone or telegraph. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation materials to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. The Fund has also made arrangements with Morrow & Co., Inc. to assist in the solicitation of proxies, if called upon by the Fund, at an estimated fee of $7,500 plus reimbursement of normal expenses.

                             ANNUAL REPORT DELIVERY

     The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended October 31, 1995 to any stockholder upon request. Such requests should be directed by mail to The Central European Equity Fund, Inc., 31 West 52nd Street, New York, New York 10019 or by telephone to 1-800-437-6269.


                                                           Robert R. Gambee
                                                           Secretary


Dated:     May 10, 1996


STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT TO THE FUND.

                                                                    Attachment A

PROXY                THE CENTRAL EUROPEAN EQUITY FUND, INC.
                               31 West 52nd Street
                            New York, New York 10019

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Robert R. Gambee and Joseph Cheung as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of The Central European Equity Fund, Inc. (the "Fund") held of record by the undersigned on May 6, 1996 at an Annual Meeting of Stockholders to be held on June 20, 1996 or any adjournment thereof.

 1.ELECTION OF DIRECTORS.  [  ] FOR all nominees      [  ] WITHHOLDING AUTHORITY
                                listed below               to vote for all
                                (except as marked          nominees listed below
                                to the contrary below)

(Instruction: To withhold authority for any individual nominee strike a line through the nominee's name in the list below.) CLASS II (to serve until the 1999 Annual Meeting of Stockholders) John A. Bult Dr. Juergen F. Strube Robert H. Wadsworth

2.TO RATIFY THE SELECTION BY THE BOARD OF DIRECTORS OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING OCTOBER 31, 1996.

          [  ] FOR               [  ] AGAINST              [  ] ABSTAIN

3.TO CONSIDER AND ACT UPON ANY OTHER BUSINESS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.





     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

     When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please provide the full name of the corporation and the signature of the authorized officer signing on its behalf.



                                         -------------------------------------
                                                Name (please print)


                                         -------------------------------------
                                         Name of Corporation (if applicable)


                                         (By)______________(Date)______  1996
                                               (Signature)

   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE.